Exhibit 99.1


Accrued Interest Date:                                 Collection Period Ending:
26-Dec-06                                                              31-Dec-06

Distribution Date:         BMW VEHICLE OWNER TRUST 2004-A               Period #
25-Jan-07                  ------------------------------                     32

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Balances
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
                                                                                Initial          Period End
      Receivables                                                        $1,500,120,934        $276,693,074
      Reserve Account                                                        $9,683,915          $7,449,165
      Yield Supplement Overcollateralization                                $10,287,158          $1,598,634
      Class A-1 Notes                                                      $313,000,000                  $0
      Class A-2 Notes                                                      $417,000,000                  $0
      Class A-3 Notes                                                      $470,000,000                  $0
      Class A-4 Notes                                                      $256,312,000        $241,572,664
      Class B Notes                                                         $33,521,000         $33,521,000

Current Collection Period
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      Beginning Receivables Outstanding                                    $298,428,714
      Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
              Receipts of Scheduled Principal                               $14,932,436
              Receipts of Pre-Paid Principal                                 $6,433,556
              Liquidation Proceeds                                             $186,257
              Principal Balance Allocable to Gross Charge-offs                 $183,390
          Total Receipts of Principal                                       $21,735,640

          Interest Distribution Amount
              Receipts of Interest                                           $1,156,952
              Servicer Advances                                                 $10,249
              Reimbursement of Previous Servicer Advances                            $0
              Accrued Interest on Purchased Receivables                              $0
              Recoveries                                                        $21,813
              Net Investment Earnings                                           $30,650
          Total Receipts of Interest                                         $1,219,665

          Release from Reserve Account                                               $0

      Total Distribution Amount                                             $22,771,914

      Ending Receivables Outstanding                                       $276,693,074

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                  $409,944
      Current Period Servicer Advance                                           $10,249
      Current Reimbursement of Previous Servicer Advance                             $0
      Ending Period Unreimbursed Previous Servicer Advances                    $420,193

Collection Account
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      Deposits to Collection Account                                        $22,771,914
      Withdrawals from Collection Account
          Servicing Fees                                                       $248,691
          Class A Noteholder Interest Distribution                             $724,349
          First Priority Principal Distribution                                      $0
          Class B Noteholder Interest Distribution                              $98,328
          Regular Principal Distribution                                    $21,579,369
          Reserve Account Deposit                                                    $0
          Unpaid Trustee Fees                                                        $0
          Excess Funds Released to Depositor                                   $121,178
      Total Distributions from Collection Account                           $22,771,914


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Excess Funds Released to the Depositor
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          Release from Reserve Account                                               $0
          Release from Collection Account                                      $121,178
      Total Excess Funds Released to the Depositor                             $121,178

Note Distribution Account
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      Amount Deposited from the Collection Account                          $22,402,046
      Amount Deposited from the Reserve Account                                      $0
      Amount Paid to Noteholders                                            $22,402,046

Distributions
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      Monthly Principal Distributable Amount                            Current Payment      Ending Balance    Per $1,000     Factor
      Class A-1 Notes                                                                $0                  $0         $0.00      0.00%
      Class A-2 Notes                                                                $0                  $0         $0.00      0.00%
      Class A-3 Notes                                                        $6,840,033                  $0        $14.55      0.00%
      Class A-4 Notes                                                       $14,739,336        $241,572,664        $57.51     94.25%
      Class B Notes                                                                  $0         $33,521,000         $0.00    100.00%

      Interest Distributable Amount                                     Current Payment          Per $1,000
      Class A-1 Notes                                                                $0               $0.00
      Class A-2 Notes                                                                $0               $0.00
      Class A-3 Notes                                                           $15,219               $0.03
      Class A-4 Notes                                                          $709,130               $2.77
      Class B Notes                                                             $98,328               $2.93



Carryover Shortfalls
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                                                                 Prior Period Carryover     Current Payment    Per $1,000
      Class A-1 Interest Carryover Shortfall                                         $0                  $0            $0
      Class A-2 Interest Carryover Shortfall                                         $0                  $0            $0
      Class A-3 Interest Carryover Shortfall                                         $0                  $0            $0
      Class A-4 Interest Carryover Shortfall                                         $0                  $0            $0
      Class B Interest Carryover Shortfall                                           $0                  $0            $0


Receivables Data
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                                                                       Beginning Period       Ending Period
      Number of Contracts                                                        30,373              29,522
      Weighted Average Remaining Term                                             21.51               20.59
      Weighted Average Annual Percentage Rate                                     4.61%               4.61%

      Delinquencies Aging Profile End of Period                           Dollar Amount          Percentage
          Current                                                          $243,776,883              88.10%
          1-29 days                                                         $26,069,114               9.42%
          30-59 days                                                         $4,811,044               1.74%
          60-89 days                                                         $1,060,176               0.38%
          90-119 days                                                          $319,885               0.12%
          120-149 days                                                         $655,973               0.24%
          Total                                                            $276,693,074             100.00%
          Delinquent Receivables +30 days past due                           $6,847,077               2.47%



                                       2
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      Write-offs
          Gross Principal Write-Offs for Current Period                        $183,390
          Recoveries for Current Period                                         $21,813
          Net Write-Offs for Current Period                                    $161,576

          Cumulative Realized Losses                                         $6,925,542


      Repossessions                                                       Dollar Amount               Units
          Beginning Period Repossessed Receivables Balance                     $597,083                  42
          Ending Period Repossessed Receivables Balance                        $499,891                  35
          Principal Balance of 90+ Day Repossessed Vehicles                     $52,412                   4



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                       $1,754,905
      Beginning Period Amount                                                $1,754,905
      Ending Period Required Amount                                          $1,598,634
      Current Period Release                                                   $156,271
      Ending Period Amount                                                   $1,598,634
      Next Distribution Date Required Amount                                 $1,450,131

Reserve Account
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      Beginning Period Required Amount                                       $7,449,165
      Beginning Period Amount                                                $7,449,165
      Net Investment Earnings                                                   $30,650
      Current Period Deposit                                                         $0
      Current Period Release to Collection Account                                   $0
      Current Period Release to Depositor                                            $0
      Ending Period Required Amount                                          $7,449,165
      Ending Period Amount                                                   $7,449,165

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